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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): March 26, 1999


            DLJ MORTGAGE ACCEPTANCE CORP., (as depositor under the
                   Pooling and Servicing Agreement, dated as
              of March 1, 1999, providing for the issuance of the
                        DLJ MORTGAGE ACCEPTANCE CORP.,
                     First Nationwide Trust Series 1999-2
              Mortgage Pass-Through Certificates, Series 1999-2).


                         DLJ MORTGAGE ACCEPTANCE CORP.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                       333-59691               13-3460894
----------------------------          -------------         -------------------
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
     of Incorporation)                 File Number)         Identification No.)



  277 Park Avenue
  New York, New York                                      10172
------------------------                               ----------
  (Address of Principal                                (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 892-3000
                                                   --------------

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

Item 5.  Other Events.
----     ------------

Filing of Computational Materials

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), DLJ Mortgage Acceptance Corp., Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 1999-2

     In connection with the offering of the Mortgage Pass-Through Certificates, Series 1999-2, Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), as underwriter of the Certificates, has prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided DLJ with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials, listed as Exhibit 99.1 hereto are filed on Form SE dated March 30, 1999.


* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated March 26, 1999 and the prospectus supplement dated March 26, 1999, of DLJ Mortgage Acceptance Corp., relating to its Mortgage Pass-Through Certificates, Series 1999-2.

Item 7.  Financial Statements, Pro Forma Financial

     Information and Exhibits.
     ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1     Computational Materials.
              filed on Form SE dated March 30, 1999.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DLJ MORTGAGE ACCEPTANCE CORP.



                                       By: /s/ Shannon Smith
                                           -------------------------------
                                           Name:    Shannon Smith
                                           Title:   Senior Vice President



Dated:  March 30, 1999

Exhibit Index
------------=

Exhibit                                                                  Page
-------                                                                  ----

99.1  Computational  Materials  filed on Form SE dated  March  30,
      1999.

                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599





                                                                March 30, 1999


BY MODEM
--------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549


          Re:  DLJ Mortgage Acceptance Corp.,
               First Nationwide Trust Series 1999-2
               Mortgage Pass-Through Certificates,
               Series 1999-2
               ------------------------------------


Ladies and Gentlemen:

     On behalf of DLJ Mortgage Acceptance Corp., (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.



                                                     Very truly yours,

                                                     /s/ Bruce S. Kaiserman
                                                     ----------------------

                                                     Bruce S. Kaiserman


Enclosure